Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2019
Disclosure of assets and liabilities held for sale [abstract]
Assets and liabilities held for sale

12 Assets and liabilities held for sale

Assets and liabilities held for sale includes disposal groups whose carrying amount will be recovered principally through a sale transaction rather than through continuing operations.

In December 2018, ING reached an agreement to sell part of the ING Lease Italy business and classified the this Italian lease business as Assets held for Sale (EUR 1.261 million). In the first 6 months of 2019 customers repaid EUR 100 million on outstanding. The sale of this Italian lease business was completed per 1 July 2019. The settlement price amounted to EUR 1.162 million, consisted of a EUR 368 million cash settlement, a EUR 20 million Deferred Purchase Price and a EUR 774 million Senior Loan facility for the portfolio of lease receivables. The deferred purchase price is linked to the performance of the sold portfolio and is reported under the financial assets mandatorily measured at fair value through profit and loss. The additional loss in 2019 amounted to EUR -2 million (2018: EUR -123 million).

Reference is made to Note 25 ‘Result on disposal of group companies’ and to Note 47 ‘Consolidated companies and businesses acquired and divested’.